Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of Internet Recreation, Inc. (the "Company") for the year ended May 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:
         o the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
         o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 22, 2002

By:  /s/ Kathleen (Patty) Hackler
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Kathleen (Patty) Hackler, President, Chief Executive Officer,
Chief Financial Officer, and Principal Accounting Officer